                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                January 21, 2003
--------------------------------------------------------------------------------
                        (Date of earliest event reported)



                        Independence Community Bank Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-23229                    11-3387931
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification
of incorporation)                                                No.)


195 Montague Street, Brooklyn, New York                          11201
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                 (718) 722-5300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

                (a)     Not applicable.
                (b)     Not applicable.
                (c)     Exhibits

                        The following exhibit is filed herewith.

               Exhibit Number               Description
               --------------               -----------
                   99.1                  Press Release dated January 21, 2003


ITEM 9.         REGULATION FD DISCLOSURE

        On January 21, 2003, Independence Community Bank Corp. (the "Company") reported its earnings for the quarter and fiscal year ended December 31, 2002.

        For additional information, reference is made to the Company's press release dated January 21, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      INDEPENDENCE COMMUNITY BANK CORP.



Date: January 27, 2003          By:   /s/ John B. Zurell
                                      ------------------------------------------
                                      John B. Zurell
                                      Executive Vice President and Chief Financial Officer




                                      -3-